               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                    FORM 8

                             AMENDMENT TO REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 8, 1995



                            AMCORE FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                         Commission file number 0-13393


         NEVADA                                                  36-3183870
         ------                                                  ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                              Identification No.)


                  501 Seventh Street, Rockford, Illinois 61104
                                 (815) 968-2241

                                AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, and exhibits of its Report on Form 8-K dated and filed with the Commission on June 8, 1995, as set forth in the pages attached hereto:

         Item 7. FINANCIAL STATEMENTS AND EXHIBITS

                 The following financial statements have been attached as an amendment to the Form 8-K filed with the Commission on June 8, 1995:

                 (a) Interim Unaudited Financial Statements of Business Acquired NBM Bancorp, Inc. ("NBM").

                 (b) 1. Historical Unaudited Pro Forma Statements of Income for the year ended December 31, 1994.

                     2.   Interim Unaudited Pro Forma Financial
                          Information relating to the merger with NBM.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AMCORE FINANCIAL, INC.



                                 /s/ John R. Hecht
                                 ----------------------------------
                                 John R. Hecht
                                 Senior Vice President & Chief Financial Officer



Date:  August 4, 1995


NBM BANCORP, INC.
                                                                                                             ITEM 7 (A)
CONSOLIDATED BALANCE SHEETS AS OF MARCH 31, 1995 AND DECEMBER 31, 1994
(UNAUDITED)
                                                                                              MARCH 31,   DECEMBER 31,
(in thousands, except share data)                                                                1995         1994
- ----------------------------------------------------------------------------------------------------------------------
ASSETS           Cash and cash equivalents..............................................       $4,321        $5,346
                 Federal funds sold and other short-term investments....................        4,100           600
                 Securities available for sale..........................................        9,209        11,075
                 Securities held to maturity............................................       63,812        63,265
                                                                                             --------      --------
                      Total securities..................................................       73,021        74,340
                 Loans, net of unearned income..........................................       82,087        81,699
                 Allowance for loan losses..............................................       (1,063)         (682)
                                                                                             --------      --------
                      Net loans.........................................................      $81,024       $81,017
                                                                                             --------      --------
                 Premises and equipment, net............................................        2,998         1,985
                 Intangible assets, net.................................................          336           342
                 Other assets...........................................................        3,004         3,724
                                                                                             --------      --------
                      TOTAL ASSETS......................................................     $168,804      $167,354
                                                                                             ========      ========
LIABILITIES      LIABILITIES
   AND           Deposits:
STOCKHOLDERS'      Interest bearing.....................................................     $133,099      $127,939
EQUITY             Non-interest bearing.................................................       12,737        14,588
                                                                                             --------      --------
                      Total deposits....................................................     $145,836      $142,527
                 Short-term borrowings..................................................        1,282         1,767
                 Long-term borrowings...................................................            -         1,650
                 Other liabilities......................................................        1,416         1,300
                                                                                             --------      --------
                      TOTAL LIABILITIES.................................................     $148,534      $147,244
                                                                                             --------      --------
                 MINORITY INTEREST IN SUBSIDIARY........................................           $2            $2

                 STOCKHOLDERS' EQUITY
                 Common stock, $5 par value; 250,000 shares
                   authorized; 240,000 shares issued and outstanding....................        1,200         1,200
                 Additional paid-in capital.............................................        5,000         5,000
                 Retained earnings......................................................       14,220        14,224
                 Net unrealized loss on securities available for sale...................         (152)         (316)
                                                                                             --------      --------
                      TOTAL STOCKHOLDERS' EQUITY........................................      $20,268       $20,108
                                                                                             --------      --------
                      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........................     $168,804      $167,354
                                                                                             ========      ========

See accompanying notes to consolidated financial statements.

NBM BANCORP, INC.
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 1995 AND 1994
(UNAUDITED)

                                                                                           FOR THE THREE MONTHS
                                                                                              ENDED MARCH 31,
(in thousands, except per share data)                                                           1995          1994
- ---------------------------------------------------------------------------------------------------------------------
INTEREST      Interest and fees on loans.................................................       $1,678        $1,486
INCOME        Interest on securities:
                Taxable..................................................................          733           842
                Tax-exempt...............................................................          367           392
                                                                                                ------        ------
                   TOTAL INCOME FROM SECURITIES..........................................       $1,100        $1,234
                                                                                                ------        ------
              Interest on federal funds sold and other short-term investments............           37            42
              Interest on deposits in banks..............................................            -             -
                                                                                                ------        ------
                   TOTAL INTEREST INCOME.................................................       $2,815        $2,762
                                                                                                ------        ------
INTEREST      Interest on deposits.......................................................       $1,384        $1,214
EXPENSE       Interest on short-term borrowings..........................................           18            10
              Interest on long-term borrowings...........................................           37            28
              Other......................................................................            1             4
                                                                                                ------        ------
                   TOTAL INTEREST EXPENSE................................................       $1,440        $1,256
                                                                                                ------        ------
              NET INTEREST INCOME........................................................       $1,375        $1,506
                   Provision for loan losses.............................................          433             2
                                                                                                ------        ------
              NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES........................         $942        $1,504
                                                                                                ------        ------
OTHER         Trust revenues.............................................................          $27           $37
INCOME        Service charges on deposits................................................           53            45
              Other......................................................................           43            79
                                                                                                ------        ------
                   TOTAL OTHER INCOME, EXCLUDING NET SECURITY GAINS......................         $123          $161
              Net security gains.........................................................            -             -
                                                                                                ------        ------
                   TOTAL OTHER INCOME....................................................         $123          $161

OPERATING     Compensation expense.......................................................         $408          $377
EXPENSES      Employee benefits..........................................................          104           109
              Net occupancy expense......................................................           53            39
              Equipment expense..........................................................           90            91
              Insurance expense..........................................................           95            99
              Professional fees..........................................................           33            43
              Advertising and business development.......................................           25            25
              Amortization of intangible assets..........................................            5            11
              Other......................................................................          173           155
                                                                                                ------        ------
                   TOTAL OPERATING EXPENSES..............................................         $986          $949
                                                                                                ------        ------
              Income Before Income Taxes.................................................          $79          $716
              Income taxes...............................................................           83           147
                                                                                                ------        ------
                   NET INCOME (LOSS).....................................................          ($4)         $569
                                                                                                ======        ======
                   EARNINGS (LOSS) PER COMMON SHARE......................................       ($0.02)        $2.37
                   DIVIDENDS PER COMMON SHARE............................................            -             -

See accompanying notes to consolidated financial statements.

NBM BANCORP, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 1995 AND 1994
(UNAUDITED)

                                                                                                FOR THE THREE MONTHS
                                                                                                  ENDED MARCH 31,
(in thousands)                                                                                  1995          1994
- -------------------------------------------------------------------------------------------------------------------
CASH FLOWS       Net income...........................................................          ($4)         $569
 FROM            Adjustments to reconcile net income to net
OPERATING          cash provided by operating activities:
ACTIVITIES            Depreciation and amortization of premises and equipment.........           69            60
                      Amortization and accretion of securities, net...................           63           114
                      Provision for loan losses.......................................          433             2
                      Amortization of intangible assets...............................            5            11
                      Deferred income taxes...........................................           84             4
                      Other, net......................................................          673           482
                                                                                            -------       -------
                         NET CASH PROVIDED BY OPERATING ACTIVITIES....................       $1,323        $1,242
                                                                                            -------       -------
CASH FLOWS       Proceeds from maturities of securities...............................       $3,575        $6,477
FROM             Purchase of securities available for sale............................            -        (1,500)
INVESTING        Purchase of securities held to maturity..............................       (2,075)       (5,875)
ACTIVITIES       Net increase in federal funds sold and other short-term investments..       (3,500)         (250)
                 Net (increase) decrease in loans.....................................         (440)          297
                 Premises and equipment expenditures..................................       (1,082)         (617)
                                                                                            -------       -------
                         NET CASH REQUIRED FOR INVESTING ACTIVITIES...................      ($3,522)      ($1,468)
                                                                                            -------       -------
CASH FLOWS       Net increase (decrease) in demand deposits and savings accounts......      ($2,613)       $1,207
FROM             Net increase (decrease) in time deposits.............................        5,922        (1,007)
FINANCING        Net increase (decrease) in short-term borrowings.....................         (485)         (139)
ACTIVITIES       Payment of long-term borrowings......................................       (1,650)            -
                                                                                            -------       -------
                         NET CASH PROVIDED BY FINANCING ACTIVITIES....................       $1,174           $61
                                                                                            -------       -------
                 Net change in cash and cash equivalents..............................      ($1,025)        ($165)
                                                                                            -------       -------
                 Cash and cash equivalents:

                   Beginning of year..................................................       $5,346        $3,905
                                                                                            -------       -------
                   End of period......................................................       $4,321        $3,740
                                                                                            =======       =======
SUPPLEMENTAL     Cash payments for:
DISCLOSURES OF     Interest paid to depositors........................................       $1,163        $1,207
CASH FLOW          Interest paid on borrowings........................................           72            58
INFORMATION        Income taxes paid..................................................            -             -


See accompanying notes to consolidated financial statements.

                              NBM BANCORP, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 (UNAUDITED)


NOTE 1 - BASIS OF PRESENTATION

The accompanying compiled consolidated financial statements as of March 31, 1995 have been prepared in accordance with generally accepted accounting principles for interim financial reporting and with the instructions for Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, these financial statements do not include all the information and footnotes required by generally accepted accounting principles. These financial statements include, however, all adjustments (consisting of normal recurring accruals), which in the opinion of management are considered necessary for the fair presentation of the results of operations for the periods shown. Operating results for the three month periods ended March 31, 1995 and 1994 are not necessarily indicative of the results that may be expected for the fiscal years.


NOTE 2 - EARNINGS PER SHARE

Earnings per share is based on dividing net income by the weighted average number of shares of common stock outstanding during the periods.


NOTE 3 - SUBSEQUENT SALE OF NBM BANCORP, INC.

On May 24, 1995, NBM Bancorp, Inc. merged into AMCORE Financial, Inc. ("AFI"). AFI issued 6.829 common shares in exchange for each of the outstanding shares of NBM common stock. The transaction will be accounted for using the pooling of interests method.


AMCORE FINANCIAL, INC. AND SUBSIDIARIES                                                                             ITEM 7 (B) 1
NBM BANCORP, INC.
PRO FORMA CONSOLIDATED COMBINING STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1994
(UNAUDITED)

                                                                                                                      PRO FORMA
                                                                                                                     CONSOLIDATED
                                                                                                        PRO FORMA     COMBINED
(in thousands, except per share data)                                             AMCORE      NBM      ADJUSTMENTS    AMCORE (1)
- ----------------------------------------------------------------------------------------------------------------------------------
INTEREST  Interest and fees on loans and leases.................................  $84,361    $6,358                    $90,719
 INCOME   Interest on securities:
            Taxable.............................................................   27,712     3,325                     31,037
            Tax-exempt..........................................................   11,098     1,454                     12,552
                                                                                 --------   -------      -------      --------
               TOTAL INCOME FROM SECURITIES.....................................  $38,810    $4,779                    $43,589
                                                                                 --------   -------      -------      --------

          Interest on federal funds sold and other short-term investments.......    1,446       132         ($76)(2)     1,502
          Interest and fees on mortgage loans held for sale.....................    2,893         -                      2,893
          Interest on deposits in banks.........................................      176         -                        176
                                                                                 --------   -------      -------      --------
               TOTAL INTEREST INCOME............................................ $127,686   $11,269         ($76)     $138,879
                                                                                 --------   -------      -------      --------

INTEREST  Interest on deposits..................................................  $48,148    $5,073                    $53,221
 EXPENSE  Interest on short-term borrowings.....................................    5,551        24                      5,575
          Interest on long-term borrowings......................................    1,921       137         (137)(3)     1,921
          Other.................................................................      340         -                        340
                                                                                 --------   -------      -------      --------
               TOTAL INTEREST EXPENSE...........................................  $55,960    $5,234        ($137)      $61,057
                                                                                 --------   -------      -------      --------

          NET INTEREST INCOME...................................................  $71,726    $6,035          $61       $77,822
               Provision for loan and lease losses..............................      606        22                        628
                                                                                 --------   -------      -------      --------
          NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES.........  $71,120    $6,013          $61       $77,194
                                                                                 --------   -------      -------      --------

OTHER     Trust revenues........................................................  $10,736      $174                    $10,910
 INCOME   Service charges on deposits...........................................    6,522       220                      6,742
          Mortgage revenues.....................................................    3,583         -                      3,583
          Collection fee income.................................................    1,700         -                      1,700
          Other.................................................................    7,001       190                      7,191
                                                                                 --------   -------      -------      --------
               TOTAL OTHER INCOME, EXCLUDING NET SECURITY GAINS.................  $29,542      $584                    $30,126
          Net security gains....................................................      908         -                        908
                                                                                 --------   -------      -------      --------
               TOTAL OTHER INCOME...............................................  $30,450      $584                    $31,034

OPERATING Compensation and employee benefits expense............................  $39,415    $1,970                    $41,385
 EXPENSE  Net occupancy and equipment expense...................................   10,448       566                     11,014
          Insurance expense.....................................................    4,139       389                      4,528
          Professional fees.....................................................    3,033       336                      3,369
          Advertising and business development..................................    2,262       106                      2,368
          Amortization of intangible assets.....................................    2,553        32                      2,585
          Other.................................................................   12,888       554                     13,442
                                                                                 --------   -------      -------      --------
               TOTAL OPERATING EXPENSES.........................................  $74,738    $3,953                    $78,691
                                                                                 --------   -------      -------      --------

          INCOME BEFORE INCOME TAXES............................................  $26,832    $2,644          $61       $29,537
          Income taxes..........................................................    7,232       443           34 (4)     7,709
                                                                                 --------   -------      -------      --------
               NET INCOME.......................................................  $19,600    $2,201          $27       $21,828
                                                                                 ========   =======      =======      ========
               EARNINGS PER COMMON SHARE........................................    $1.58     $9.17                      $1.56
               DIVIDENDS PER COMMON SHARE.......................................     0.56     $3.00                      $ .55

NOTES
(1) Amounts reflect the May 24, 1995 merger with NBM Bancorp, Inc., which was accounted for using the pooling of interests method.
(2) Reduction of interest income due to a special dividend from NBM susidiary banks used to pay-off long-term NBM debt. The amount was calculated as if the dividend was paid at the beginning of the year using a 4.0% federal funds rate.
(3) Reduction of interest expense as if the NBM debt was paid-off at the beginning of the year.
(4) Reflects tax expense for Notes 2 & 3 and an increase of NBM's marginal federal tax rate from 34% to 35%.

AMCORE FINANCIAL, INC. AND SUBSIDIARIES                              ITEM 7(B)2
NBM BANCORP, INC.
PRO FORMA  CONSOLIDATED COMBINING BALANCE SHEETS
AS OF MARCH 31, 1995
(Unaudited)

                                                                                                                      PRO FORMA
                                                                                                                     CONSOLIDATED
                                                                                                       PRO FORMA      COMBINED
(In thousands, except share data)                                               AMCORE       NBM      ADJUSTMENTS      AMCORE
- ---------------------------------------------------------------------------------------------------------------------------------
ASSETS           Cash and cash equivalents...................................     $83,051     $4,321        ($2)(1)      $87,370
                 Interest earning deposits in banks..........................         517          -                         517
                 Federal funds sold and other short-term investments.........       5,889      4,100                       9,989
                 Mortgage loans held for sale................................       9,941          -                       9,941
                 Securities available for sale...............................     289,386      9,209                     298,595
                 Securities held to maturity.................................     402,048     63,812                     465,860
                                                                               ----------   --------     ------       ----------
                      Total securities.......................................     691,434     73,021                     764,455
                 Loans and leases, net of unearned income....................   1,107,329     82,087                   1,189,416
                 Allowance for loan and lease losses.........................     (12,712)    (1,063)                    (13,775)
                                                                               ----------   --------     ------       ----------
                      Net loans and leases...................................  $1,094,617    $81,024                  $1,175,641
                                                                               ----------   --------     ------       ----------
                 Premises and equipment, net.................................      48,032      2,998                      51,030
                 Intangible assets, net......................................      17,328        336                      17,664
                 Other real estate owned.....................................       1,084          -                       1,084
                 Other assets................................................      37,266      3,004                      40,270
                                                                               ----------   --------     ------       ----------
                      TOTAL ASSETS...........................................  $1,989,159   $168,804        ($2)      $2,157,961
                                                                               ==========   ========     ======       ==========
LIABILTITES      Deposits:
                   Interest bearing..........................................  $1,364,639   $133,099                  $1,497,738
                   Non-interest bearing......................................     229,416     12,737                     242,153
                                                                               ----------   --------     ------       ----------
                      Total deposits.........................................  $1,594,055   $145,836                  $1,739,891
                 Short-term borrowings.......................................     174,560      1,282                     175,842
                 Long-term borrowings........................................      24,433          -                      24,433
                 Other liabilities...........................................      24,092      1,416         (6)(2)       25,502
                                                                               ----------   --------     ------       ----------
                      TOTAL LIABILITIES......................................  $1,817,140   $148,534        ($6)      $1,965,668
                                                                               ----------   --------     ------       ----------
                 Minority Interest in Subsidiary.............................      $    -         $2        ($2)(1)            -

STOCKHOLDERS'    Preferred stock ($1 par value)..............................     $     -    $     -                    $      -
EQUITY           Common stock ($.33 par value)...............................       4,430      1,200       (654)(1)        4,976
                 Additional paid-in capital..................................      50,885      5,000        654 (1)       56,539
                 Retained earnings...........................................     127,777     14,220          6 (2)      142,003
                 Net unrealized loss on securities available for sale........      (3,048)      (152)                     (3,200)
                 Treasury stock and other....................................      (8,025)         -                      (8,025)
                                                                               ----------   --------     ------       ----------
                      TOTAL STOCKHOLDERS' EQUITY.............................    $172,019    $20,268         $6         $192,293
                                                                               ----------   --------     ------       ----------
                      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.............  $1,989,159   $168,804        ($2)      $2,157,961
                                                                               ==========   ========     ======       ==========


Notes
(1) Amounts reflect the May 24, 1995 merger with NBM Bancorp, Inc, accounted for using the pooling of interests method. AMCORE issued 1,638,960 common shares in exchange for all the outstanding shares of NBM common stock. The transaction was based on an exchange ratio of 6.829 shares for each NBM share. The minority interest was also eliminated in conjunction with the transaction.
(2)  Reflects the impact of pro forma statement of income adjustments.

AMCORE FINANCIAL, INC. AND SUBSIDIARIES
NBM BANCORP, INC.
PRO FORMA CONSOLIDATED COMBINING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 1995
(UNAUDITED)


                                                                                                                         PRO FORMA
                                                                                                                        CONSOLIDATED
                                                                                                        PRO FORMA         COMBINED
(in thousands, except per share data)                                              AMCORE     NBM      ADJUSTMENTS        AMCORE (1)
- ------------------------------------------------------------------------------------------------------------------------------------
  INTEREST      Interest and fees on loans and leases............................. $23,705   $1,678                         $25,383
   INCOME       Interest on securities:
                  Taxable.........................................................   8,366      733                           9,099
                  Tax-exempt......................................................   2,613      367                           2,980
                                                                                   -------   ------      -------            -------
                     TOTAL INCOME FROM SECURITIES................................. $10,979   $1,100                         $12,079
                                                                                   -------   ------      -------            -------

                Interest on federal funds sold and other short-term investments...     284       37         ($27)(2)            294
                Interest and fees on mortgage loans held for sale.................     465        -                             465
                Interest on deposits in banks.....................................      19        -                              19
                                                                                   -------   ------      -------            -------
                     TOTAL INTEREST INCOME........................................ $35,452   $2,815         ($27)           $38,240
                                                                                   -------   ------      -------            -------

   INTEREST     Interest on deposits.............................................. $13,703   $1,384                         $15,087
   EXPENSE      Interest on short-term borrowings.................................   3,194       18                           3,212
                Interest on long-term borrowings..................................     462       37          (37)(3)            462
                Other.............................................................     126        1                             127
                                                                                   -------   ------      -------            -------
                     TOTAL INTEREST EXPENSE....................................... $17,485   $1,440         ($37)           $18,888
                                                                                   -------   ------      -------            -------

                NET INTEREST INCOME............................................... $17,967   $1,375          $10            $19,352
                     Provision for loan and lease losses..........................     296      433                             729
                                                                                   -------   ------      -------            -------
                NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES..... $17,671     $942          $10            $18,623
                                                                                   -------   ------      -------            -------

    OTHER       Trust revenues....................................................  $2,823      $27                          $2,850
    INCOME      Service charges on deposits.......................................   1,679       53                           1,732
                Mortgage revenues.................................................     546        -                             546
                Collection fee income.............................................     453        -                             453
                Other.............................................................   1,803       43                           1,846
                                                                                   -------   ------      -------            -------
                     TOTAL OTHER INCOME, EXCLUDING NET SECURITY GAINS.............  $7,304     $123                          $7,427
                Net security gains................................................     619        -                             619
                                                                                   -------   ------      -------            -------
                     TOTAL OTHER INCOME...........................................  $7,923     $123                          $8,046

  OPERATING     Compensation and employee benefits expense........................ $10,813     $512                         $11,325
   EXPENSES     Net occupancy and equipment expense...............................   2,861      143                           3,004
                Insurance expense.................................................   1,039       95                           1,134
                Professional fees.................................................     534       33                             567
                Advertising and business development..............................     485       25                             510
                Amortization of intangible assets.................................     637        5                             642
                Other.............................................................   3,323      173                           3,496
                                                                                   -------   ------      -------            -------
                     TOTAL OPERATING EXPENSES..................................... $19,692     $986                         $20,678
                                                                                   -------   ------      -------            -------

                INCOME BEFORE INCOME TAXES........................................  $5,902      $79          $10             $5,991
                Income taxes......................................................   1,281       83            4 (4)          1,368
                                                                                   -------   ------      -------            -------

                     NET INCOME...................................................  $4,621      ($4)          $6             $4,623
                                                                                   =======   ======      =======            =======
                     EARNINGS PER COMMON SHARE....................................   $0.37   ($0.02)                          $0.33
                     DIVIDENDS PER COMMON SHARE...................................   $0.15        -                           $0.15

NOTES
(1) Amounts reflect the May 24, 1995 merger with NBM Bancorp, Inc., which was accounted for using the pooling of interests method.
(2) Reduction of interest income due to a special dividend from NBM susidiary banks used to pay-off long-term NBM debt. The amount was calculated as if the dividend was paid at the beginning of the year using a 5.75% federal funds rate.
(3) Reduction of interest expense as if the NBM debt was paid-off at the beginning of the year.
(4) Reflects tax expense for Notes 2 & 3 and an increase of NBM's marginal federal tax rate from 34% to 35%.